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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DOWNEY FINANCIAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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DOWNEY FINANCIAL CORP.
3501 Jamboree Road
Newport Beach, CA 92660
(949) 854-0300

March 6, 2006

Notice of Annual Meeting of Shareholders
Wednesday, April 26, 2006
10:00 a.m.

Irvine Marriott Hotel
18000 Von Karman Avenue
Irvine, California

Dear Friends and Shareholders:

          The Board of Directors and executive officers of Downey Financial Corp. (“Downey”) are pleased to extend to you a cordial invitation to attend Downey’s Annual Meeting of Shareholders at the time and place shown above for the purpose of:

          1.          1. Electing three Class 2 Directors for terms of three years each;

          2.          2. Ratifying the appointment of KPMG LLP as auditors for fiscal year 2006; and

          3.          3. Transacting such other business as may properly come before the Annual Meeting and any adjournments thereof.

          The Board of Directors has selected February 27, 2006 as the record date for the Annual Meeting. Only those shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Information about the matters on which shareholders will act is included in the attached Proxy Statement. Downey’s directors and executive officers will be available at the meeting to meet with shareholders.

          Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the meeting, we ask that you PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. Thank you in advance for your cooperation.

          We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Maurice L. McAlister	/s/ Cheryl E. Olson
MAURICE L. McALISTER	CHERYL E. OLSON
Chairman of the Board	Vice Chairman of the Board

/s/ Daniel D. Rosenthal
DANIEL D. ROSENTHAL
President and Chief Executive Officer

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DOWNEY FINANCIAL CORP.
3501 Jamboree Road
Newport Beach, California 92660

PROXY STATEMENT

          This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of Downey Financial Corp., a Delaware corporation ("Downey"), to be held at 10:00 a.m., local time, on Wednesday, April 26, 2006, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 16, 2006. The mailing address of the principal office of Downey is 3501 Jamboree Road, Newport Beach, California 92660. Downey’s telephone number is (949) 854-0300.

RECORD DATE AND VOTING OF SHARES

          On February 27, 2006, the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting, 27,853,783 shares of Downey’s common stock ("Common Stock") were outstanding. A majority of the shares entitled to vote will constitute a quorum at the Annual Meeting. The three director nominees receiving the highest number of affirmative votes at the Annual Meeting, including those votes properly submitted by proxy, will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

VOTING AND REVOCATION OF PROXIES

          Proxies are being solicited on behalf of the Board of Directors of Downey. All shares represented by a properly executed proxy will be voted in accordance with the directions on such proxy. If no directions are specified, such shares will be voted FOR the election of the Board’s nominees for directors presented under Proposal 1 and FOR the ratification of KPMG LLP as auditors for the year 2006 presented under Proposal 2. If for any reason one or more of the nominees should be unable or refuse to serve as a director (an event which the Board does not anticipate), the persons named in the enclosed proxy, in their discretion, will vote for substitute nominees of the Board unless otherwise instructed. If any other matters are properly presented to the Annual Meeting for action (including any proposal to adjourn the Annual Meeting), the persons named in such proxy and acting thereunder will vote in accordance with their best judgment on such matters.

          Any shareholder may revoke his or her proxy at any time before it is voted by filing with the General Counsel/Corporate Secretary of Downey a written instrument revoking it or by filing a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect the right of a shareholder to vote in person if such shareholder should decide to attend the Annual Meeting and desires to vote in person.

SOLICITATION OF PROXIES

          Proxies are being solicited on behalf of the Board of Directors of Downey. Downey will bear the cost of soliciting proxies. Directors and officers of Downey and directors, officers and employees of Downey Savings and Loan Association, F.A. (the "Bank") may solicit proxies personally, by mail, telephone, telecopier or other electronic transmission. Such directors, officers or employees will receive no compensation for their solicitation services other than their regular salaries, but may be reimbursed for out-of-pocket expenses. Downey will request record holders of shares beneficially owned by others to

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forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

PROPOSAL 1. ELECTION OF DIRECTORS

          The directors of Downey are divided into three classes, as nearly equal in number as possible, with one class to be elected annually. The members of each class are elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors being elected each year. Article III, Section 3.2 of Downey’s Bylaws provides that the Board shall be composed of not less than seven nor more than nine members, the exact number to be fixed by the Board.

          Accordingly, at this Annual Meeting, three Class 2 Directors are to be elected to serve three-year terms and until their respective successors are elected and qualified. The following persons have been nominated by the Board to serve as directors:

For election as Class 2 Directors to hold office until the 2009 Annual Meeting of Shareholders, and until their successors are duly elected and qualified: Michael B. Abrahams; Cheryl E. Olson; and Lester C. Smull.

          The Board of Directors unanimously recommends a vote "FOR" the election of each of the nominees.

Information Concerning Nominees and Directors

          Certain information concerning each nominee for director and each current director is set forth below. For information regarding ownership of Downey Common Stock by nominees and directors of Downey, see "Security Ownership of Directors and Executive Officers" below. There are no arrangements or understandings between any director, or any nominee, or any other person pursuant to which such director or nominee is or was nominated to serve as director.

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          The following table sets forth certain information concerning (i) the three nominees standing for election to the Board at the Annual Meeting, and (ii) all other directors whose terms as directors will continue after the Annual Meeting.

			Director of	Year
	Age At		Downey	Term
Name	February 27, 2006	Position(s) Currently Held	Since (1)	Expires

Nominees For Election
Class 2
Michael B. Abrahams	53	Director	1999	2006
Cheryl E. Olson	49	Director/Vice Chairman	1994	2006
Lester C. Smull	73	Director	1994	2006

Continuing Directors
Class 3
James H. Hunter	47	Director	2002	2007
Brent McQuarrie	54	Director	1994	2007
Jane Wolfe	60	Director	2004	2007

Class 1
Gerald E. Finnell	66	Director	2003	2008
Maurice L. McAlister	80	Director/Chairman	1994	2008
Daniel D. Rosenthal	53	Director, President and	1998	2008
		Chief Executive Officer

(1) Downey was organized on October 21, 1994. Prior thereto, Brent McQuarrie, Maurice L. McAlister, Cheryl E. Olson and Lester C. Smull were directors of the Bank.

Nominees for Election at this Meeting as Class 2 Directors with Terms Expiring in 2009

          Michael B. Abrahams – Mr. Abrahams has served as a director of Downey and the Bank since 1999. Mr. Abrahams is a Managing Director at Hoefer & Arnett, Inc., a San Francisco based investment banking firm specializing in financial institutions. Mr. Abrahams was a senior research analyst for Sutro & Co. from 1996 to 1999 and a Senior Vice President, Investment Banking with Oppenheimer & Co., Inc. from 1991 to 1996. In addition to serving as a research analyst at Bateman Eichler, Hill Richards from 1988 to 1991 and Johnston, Lemon & Co. in Washington, DC from 1986 to 1988, Mr. Abrahams was a policy analyst in the Executive Office of the President, Office of Management and Budget, Washington, DC from 1981 to 1986.

          Cheryl E. Olson – Mrs. Olson is the Vice Chairman of the Boards of Downey and the Bank. Mrs. Olson has served as a director of Downey since 1994 and the Bank since 1987. Mrs. Olson is actively involved in a variety of real estate development, management and consultant activities. Mrs. Olson also serves on the Board of Directors of Arrow Records, Inc. Mrs. Olson is the daughter of Maurice L. McAlister, Chairman of the Board of both Downey and the Bank.

          Lester C. Smull – Mr. Smull has served as a director of Downey and the Bank since 1994. In 1970, Mr. Smull founded Business Properties Development Company ("Business Properties"), a real estate development company with offices in Irvine, California and Phoenix, Arizona. Business Properties’ activities consist of the development, construction and management of commercial shopping centers, office and industrial buildings throughout California and Arizona, in addition to land acquisition, planning, design, property management, marketing and asset management services. Mr. Smull is also a licensed general contractor and operates Business Properties Construction Company.

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Class 3 Directors Whose Present Terms Continue until 2007

          James H. Hunter – Mr. Hunter has served as a director of Downey and the Bank since 2002. Mr. Hunter’s principal occupation for the past several years has been Executive Vice President of Planning and Acquisition for The Corky McMillin Companies, a San Diego based residential real estate developer. Mr. Hunter has been with The Corky McMillin Companies since 1990, following nine years with Exxon Co., U.S.A. where he held various engineering, management and supervisory positions associated with oil and gas exploration and production and was involved in several major acquisitions.

          Brent McQuarrie – Mr. McQuarrie is a director of Downey and the Bank. Mr. McQuarrie has served as a director of Downey since 1994 and the Bank since 1987. Mr. McQuarrie’s principal occupation for the past six years has been President and director of Legacy Realty and Investment Corp., a Utah real estate and development company, formerly known as Seven Peaks Development.

          Jane Wolfe – Ms. Wolfe has served as a director of Downey and the Bank since 2004. Ms. Wolfe served as Executive Vice President and Chief Administrative Officer of the Bank from January 2001 until her retirement in May 2004. Prior to re-joining the Bank as Executive Vice President and Chief Lending Officer in April 1994, Ms. Wolfe served as Senior Vice President and Manager of Mortgage Lending for Liberty National Bank from September 1993 to April 1994. Ms. Wolfe acted as a mortgage lending consultant to several financial institutions from November 1992 to September 1993. From August 1978 to November 1992, Ms. Wolfe served as Executive Vice President and Chief Lending Officer of the Bank and Chief Underwriter and Underwriter from July 1974 to February 1977.

Class 1 Directors Whose Present Terms Continue until 2008

          Gerald E. Finnell – Mr. Finnell has served as a director of Downey and the Bank since 2003. Mr. Finnell was an audit partner with KPMG LLP from 1962 to 1995 and served as a director of KPMG LLP from 1987 to 1994.

          Maurice L. McAlister – Mr. McAlister is the Chairman of the Board of Directors of both Downey and the Bank and was a co-founder of the Bank together with the other co-founder, the late Gerald H. McQuarrie. Mr. McAlister served as President of the Bank from 1957 until his retirement in September 1991. In addition, Mr. McAlister is a director and President of McAlister Investments, Inc., an affiliate of Downey.

          Daniel D. Rosenthal – Mr. Rosenthal has served as a director of Downey and the Bank since 1998 and has served as the President and Chief Executive Officer of Downey and the Bank since September 2004. Mr. Rosenthal also served as the President and Chief Executive Officer of Downey and the Bank from November 1998 until January 2004. Mr. Rosenthal joined the Bank in 1975, was appointed a director of DSL Service Company (a wholly-owned subsidiary of the Bank) in 1975, and was appointed as DSL Service Company’s Acting President in 1993. Mr. Rosenthal was named President of DSL Service Company in 1994 and continues in that capacity. During 1998, Mr. Rosenthal served as the Chief Operating Officer of the Bank.

PROPOSAL 2. RATIFY THE APPOINTMENT OF AUDITORS

          The Audit Committee of the Board has appointed KPMG LLP as Downey’s auditors for 2006 and this appointment is being submitted to the shareholders for ratification. In the event the appointment is not ratified by a majority of votes cast, in person or by proxy, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year. However, such vote would be considered in connection with the appointment of auditors for the next year. Even if the appointment is ratified, the Audit Committee may appoint a new independent auditor at any time during the year.

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          KPMG LLP was Downey’s auditor for the year ended December 31, 2005, and their representative is expected to attend the Annual Meeting, be available to respond to appropriate questions from shareholders, and have the opportunity to make a statement if he/she desires to do so.

          In 1989, the Board engaged KPMG LLP as Downey’s independent auditor and the relationship which has existed has been the customary relationship between an independent accountant and client. The 2006 audit engagement agreement between Downey and KPMG contains a provision in which each party waives their respective right to recover punitive damages from the other party.

Fees

          During 2004 and 2005, Downey paid KPMG LLP the following amounts for the services as described below:

	2004	2005

Audit Fees(1)	$577,000	$580,000
Audit-Related Fees(2)	159,200	91,500
Tax Fees(3)	45,000	15,465
Other Fees	-0-	-0-

(1) For audit and review of annual financial statements, management’s assessment of internal control and review of the unaudited financial statements included in the Form 10-Qs.
(2) For assurance and related services reasonably related to the performance of the financial statements not reported above under Audit Fees.
(3) For the following services: tax compliance; tax advice; and tax planning.

          The Audit Committee has approved all of the fees described above.

          The Board recommends that shareholders vote "FOR" this proposal. Proxies, unless indicated to the contrary, will be voted "FOR" this proposal.

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BOARD COMMITTEES AND MEETING ATTENDANCE

          Downey has four Board Committees: Audit; Compensation; Nominating and Corporate Governance; and Executive. Membership in the committees, as of the record date of February 27, 2006, is as follows:

Nominating
Audit	Compensation	and Corporate Governance
Gerald E. Finnell, Chair	Michael B. Abrahams, Chair	Cheryl E. Olson, Chair
Michael B. Abrahams	Cheryl E. Olson	Maurice L. McAlister
Brent McQuarrie	James H. Hunter	Brent McQuarrie

Executive
Maurice L. McAlister, Chair
Cheryl E. Olson
Brent McQuarrie
Daniel D. Rosenthal

Audit Committee	Thirteen Meetings in 2005

  Selects and retains Downey’s and the Bank’s independent accountants and assures their independence and objectivity;
  Reviews the scope of the audit plans of the independent accountants and the internal auditors;
  Oversees Downey’s and the Bank’s policies pertaining to the effectiveness of internal controls, financial reporting, compliance and risk management;
  Reviews the objectivity, effectiveness and resources of the internal audit and internal asset review functions which report directly to the Audit Committee;
  Approves non-audit services to be performed by the independent accountants; and
  Approves the fees for audit and non-audit services performed by the independent accountants.
Compensation Committee	Four Meetings in 2005

  Establishes the overall compensation and benefits policies for Downey and the Bank;
  Reviews and recommends to the independent directors of the Board, the salary and incentive compensation for the President and Chief Executive Officer;
  Reviews and approves the salaries and incentive compensation for other executive officers of Downey and the Bank; and
  Reviews and approves the short-term and long-term incentive compensation programs.
Nominating and Corporate Governance Committee	Three Meetings in 2005

          Reviews and makes recommendations to the Board regarding:

  Oversight of Board activities related to corporate governance and organization structure;
  Qualifications for director candidates;
  Candidates for election and re-election to the Board;
  Candidates for the position of Chairman of the Board, and President and Chief Executive Officer; and
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  The performance of the President and Chief Executive Officer, in conjunction with the Compensation Committee.
Executive Committee	No Meetings in 2005

  Exercises the powers of the Board when the Board is not in session, except for the authority to approve the declaration of dividends and except as may otherwise be limited or restricted under applicable Delaware law or under Downey’s Certificate of Incorporation or Bylaws.

Actions taken by any of the foregoing committees are reported to the Board, usually at its next meeting.

Board Meetings

          During 2005, the Board met 12 times for regular meetings. All directors attended at least 75% of the aggregate meetings held during 2005 by the Board and the committees of the Board on which they served.

          During 2005, the independent directors met (without management) two times. The independent director meetings were chaired by Downey’s Chairman of the Board or, if he was not present, by the Vice-Chairman.

Director Attendance at Annual Meetings

          Downey’s corporate governance policies state that directors are expected to attend annual meetings of shareholders. All nine directors attended the 2005 Annual Meeting.

DIRECTOR INDEPENDENCE

          On November 4, 2003, the Securities and Exchange Commission ("SEC") approved the final corporate governance rules of the New York Stock Exchange ("NYSE"), including final criteria for director independence and a requirement that listed companies have a majority of independent directors. Applying the NYSE’s final independence criteria, the Board has determined that six directors (Abrahams, Finnell, Hunter, McAlister, McQuarrie and Olson) are independent, because each such director has no material relationship with Downey or the Bank, either directly or as a partner, shareholder or officer of an organization that has a relationship with Downey or the Bank. The Board also determined that the remaining three directors (Rosenthal, Smull and Wolfe) are not independent.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth certain information as of February 27, 2006, regarding the beneficial ownership of shares of Common Stock by each director, each of the executive officers named in the Summary Compensation Table on Page 16 and by all directors and executive officers as a group. Unless otherwise stated, the beneficial owner exercises sole voting and investment power over their shares.

	Aggregate Number of		Percent of
Name of Beneficial Owner	Shares Beneficially Owned		Outstanding Shares

Maurice L. McAlister	5,630,615	(1)	20.2
Cheryl E. Olson	692,072	(2)	2.5
Brent McQuarrie	363,955	(3)	1.3
Daniel D. Rosenthal	108,367	(4)	*
James H. Hunter	46,856	(5)	*
Michael B. Abrahams	4,000		*
Jane Wolfe	975		*
Lester C. Smull	598		*
Gerald E. Finnell	500		*
Thomas E. Prince	14,467	(6)	*
John R. Gatzke	4,074		*
Edward A. Luther	610		*
Cliff J. Piscitelli	125		*
All Directors and Executive Officers
as a Group (17 persons)	6,877,957	(7)	24.7%

(1) Mr. McAlister with his spouse, Dianne S. McAlister, as Co-trustor and Co-trustee of the McAlister Family Trust, exercise shared voting and investment power over all shares.
(2) Mrs. Olson holds sole voting and investment power over all shares.
(3) Includes 141,111 shares held by Mr. McQuarrie as Trustee for Jared McQuarrie, Jennifer McQuarrie, Justin McQuarrie and Jamie McQuarrie (Four Jays, Ltd.). In addition, Mr. McQuarrie shares voting and investment power with his spouse, Kathryn McQuarrie, as Co-trustor and Co-trustee with respect to 13,220 shares, all of which are held in trust for the benefit of their children. Mr. McQuarrie holds 6,387 shares in an Individual Retirement Account and Mr. McQuarrie’s spouse, Kathryn McQuarrie, holds 2,237 shares in an Individual Retirement Account. Mr. and Mrs. McQuarrie hold 1,000 shares as Joint Tenants. Mr. McQuarrie holds 200,000 shares through Next Generation, Ltd., a Utah limited partnership, in which he serves as General Partner.
(4) Includes options covering 29,484 shares that are exercisable within 60 days.
(5) Mr. Hunter holds 45,412 shares through Llano Development, Inc. Profit Sharing Plan and Trust and holds 1,444 shares through the Downey Financial Corp. Stock Purchase Plan.
(6) Includes options covering 14,467 shares that are exercisable within 60 days.
(7) Includes shared voting and investment power over 5,700,439 shares and includes options covering 52,914 shares that are exercisable within 60 days.
* Less than 1% of outstanding Common Stock at February 27, 2006.
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EXECUTIVE OFFICERS

          Executive officers are elected annually and serve at the pleasure of the Board.

          The following table and remainder of this section set forth the names of the executive officers of Downey and the Bank as of the record date of February 27, 2006, along with certain other information relating to such persons:

	Age At
Name	February 27, 2006	Current Position

Daniel D. Rosenthal	53	President and Chief Executive Officer of
		Downey and the Bank

Thomas E. Prince	59	Chief Operating Officer and Chief Financial
		Officer of Downey and the Bank

Jon A. MacDonald	33	Executive Vice President, General Counsel and
		Corporate Secretary of Downey and the Bank

Stanley M. Tarbell	45	Senior Vice President and Tax Director of
		Downey and the Bank

Kendice K. Briggs	38	Executive Vice President and Director of Human
		Resources of the Bank

Francisco de Cordova	59	Executive Vice President and Chief Information
		Officer of the Bank

John R. Gatzke	45	Executive Vice President and Chief Lending
		Officer of the Bank

Lillian E. Gavin	43	Executive Vice President and Chief Credit
		Officer of the Bank

J.P. Perfili	36	Executive Vice President and Director of
		Retail Banking of the Bank

Cliff J. Piscitelli	56	Executive Vice President and Director of Secondary
		Secondary Marketing of the Bank

Edward A. Luther	49	Senior Vice President and Director of Major
		Loans of the Bank

Kent J. Smith	44	Senior Vice President and Controller of the Bank

          Daniel D. Rosenthal – See Page 4 for a description of Mr. Rosenthal’s business background.

          Thomas E. Prince – Mr. Prince was appointed Chief Operating Officer of Downey and the Bank in September 2004 in addition to his role as Chief Financial Officer. Prior to joining the Bank as Executive Vice President and Chief Financial Officer in May 1992, Mr. Prince spent 24 years at Security Pacific Corporation and Security Pacific National Bank in various financial capacities, the last eight years of which as Senior Vice President and Controller.

          Jon A. MacDonald – Mr. MacDonald was appointed Executive Vice President, General Counsel and Corporate Secretary of Downey and the Bank in July 2005. Prior to joining Downey and the Bank, Mr. MacDonald served as Executive Vice President & General Counsel of Orange County, California based Crown Realty & Development, Inc. Prior thereto, Mr. MacDonald practiced transactional real estate law with the Los Angeles and Orange County offices of Paul, Hastings, Janofsky & Walker LLP.

          Stanley M. Tarbell – Mr. Tarbell was appointed Tax Director of the Bank in 1989 and was appointed Senior Vice President in June 1998. Mr. Tarbell joined the Bank as Tax Manager in 1987, and prior thereto, was a practicing Certified Public Accountant with the firm of Kenneth Leventhal and Company.

          Kendice K. Briggs – Ms. Briggs was appointed Executive Vice President, Director of Human Resources of the Bank in January 2006 and Senior Vice President, Director of Human Resources in

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November 2000. Ms. Briggs joined the Bank in 1995 as an employment supervisor and was appointed Vice President and Manager of Human Resources in July 1998. Prior thereto, Ms. Briggs managed the Human Resources Department for Imperial Thrift and Loan Association from 1991 to 1995 and, prior thereto, worked for the accounting firm of Coopers & Lybrand in their Professional Personnel Department.

          Francisco de Cordova – Mr. de Cordova was appointed Executive Vice President and Chief Information Officer of the Bank in September 2005. Prior to joining the Bank, Mr. de Cordova served as Consulting Strategic Planner at Wells Fargo and Company. Mr. de Cordova has over 30 years of Information Technology experience in banking and healthcare. Previous positions include Senior Director National Operations at Kaiser Permanente from 1997 to 2003; Senior Vice President Technology at Home Savings of America from 1993 to 1995, and First Vice President Technology Services at Security Pacific National Bank and Bank of America.

          John R. Gatzke – Mr. Gatzke was appointed Executive Vice President and Chief Lending Officer of the Bank in January 2001. Prior thereto, Mr. Gatzke served as Senior Vice President and Assistant Chief Lending Officer of the Bank from June 1998 to January 2001. Prior thereto, Mr. Gatzke served as Regional Manager of Wholesale and Retail Lending of the Bank, and in 1997 was appointed Senior Vice President and Director of Wholesale Lending of the Bank. Mr. Gatzke previously held positions with the Bank from 1986 to 1990 and served as a loan officer. Prior to re-joining the Bank in 1992, Mr. Gatzke was employed by Knight Ridder Newspapers from 1990 to 1991, responsible for marketing and sales of real estate advertising.

          Lillian E. Gavin – Ms. Gavin was appointed Executive Vice President and Chief Credit Officer of the Bank in May 2005 and Executive Vice President, Director of Compliance and Risk Management in December 1998. Prior to joining the Bank as Senior Vice President, Director of Compliance and Risk Management in 1997, Ms. Gavin was a senior examiner with the Office of Thrift Supervision and its predecessor, the Federal Home Loan Bank Board, since 1987, and was a bank liquidation specialist with the Federal Deposit Insurance Corporation from 1984 to 1987.

          J. P. Perfili – Mr. Perfili was appointed Executive Vice President, Director of Retail Banking of the Bank in January 2006 and Senior Vice President, Director of Retail Banking in May 2005. Prior thereto, Mr. Perfili was responsible for community banking services at Vineyard Bank. Prior thereto, Mr. Perfili served as Vice President, Group Director, and in various other retail banking managerial positions for Downey Savings and Loan Association, F.A. from 1996 to 2005.

          Cliff J. Piscitelli – Mr. Piscitelli was appointed Executive Vice President, Director of Secondary Marketing of the Bank in January 2006 and Senior Vice President, Director of Secondary Marketing in November 2004. Mr. Piscitelli previously held the position of Executive Vice President, Director of Asset Management of the Bank from April 2001 to May 2003. Prior thereto, Mr. Piscitelli served as Director of Mortgage Banking of the Bank from October 2000 to April 2001, Chief Executive Officer of KATL Properties from April 1995 to April 2000, and Chief Executive Officer and principal of Frontline Mortgage Company from December 1989 to January 1995.

          Edward A. Luther – Mr. Luther was appointed Senior Vice President, Director of Major Loans in February 1999. Mr. Luther joined the Bank in January 1993 as the Environmental Risk Analyst and became the Construction Disbursement Manager for the Major Loan Department. Mr. Luther became a Vice President, Senior Account Officer in August 1996 and became the Operations Manager of the Major Loan Department in June 1997. Prior to joining the Bank, Mr. Luther was a Vice President, Loan Officer with Great American Bank.

          Kent J. Smith – Mr. Smith was appointed Senior Vice President, Controller of the Bank in January 2001. Prior thereto, Mr. Smith served as Vice President, Acting Controller of the Bank from August 2000 and Vice President, Assistant Controller of the Bank from June 1998 to July 2000. Mr. Smith joined the Bank in October 1992 as a Senior Internal Auditor and was appointed Financial Reporting Manager in February 1996.

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AUDIT COMMITTEE REPORT

          The Audit Committee is responsible for monitoring the integrity of Downey’s financial reporting process and systems of internal controls regarding financial reporting, accounting and legal compliance. In addition, the Audit Committee is responsible for the selection and hiring of the independent auditor and monitoring the independence and performance of Downey’s independent auditors, the internal auditing department and the internal asset review function. The Audit Committee also facilitates communication among the independent auditors, management, the internal auditing department, the internal asset review department and the Board. The current members of the Audit Committee are Gerald E. Finnell, Chair, Michael B. Abrahams and Brent McQuarrie. The Board has determined that each member of the Audit Committee is independent under applicable listing standards and that Gerald E. Finnell qualifies as an "aud it committee financial expert."

Audit Philosophy

          During 2006, the Board re-approved the Audit Committee charter, which complies with the rules relating to the functioning of corporate audit committees promulgated by the SEC and NYSE. The charter is attached to this Proxy Statement as Appendix A and is available on Downey’s website at www.downeysavings.com by clicking on "Investor Relations" and then "Corporate Governance."

          During 2005, the Audit Committee met 13 times. The Audit Committee reviewed and discussed with management Downey’s quarterly earnings releases and financial statements as well as the annual audited financial statements. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

Communications with Independent Auditors

          The Audit Committee discussed with the independent auditors changes in significant accounting policies, the process used by management in formulating material accounting estimates and the independent auditor’s conclusions regarding the reasonableness of such policies, estimates and adjustments arising from the audit, if any, and any disagreements with management over the application of accounting principles.

          The Audit Committee received, reviewed and discussed with the independent auditors, the auditor’s written disclosures regarding independence and the letter from the auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Based on the review of such disclosures and giving consideration to the non-audit services provided by KPMG LLP during 2005, the Audit Committee has concluded that KPMG’s independence has not been impaired or compromised.

Section 404 of the Sarbanes-Oxley Act of 2002

          The Audit Committee reviewed and discussed Downey’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board’s Auditing Standard No. 2 regarding the audit of internal control over financial reporting. The Audit Committee also reviewed and discussed Downey’s guidelines for risk assessment and risk management and the major risk exposures of Downey and its business units, as appropriate.

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Pre-Approval Policies and Procedures

          The Audit Committee has adopted a policy that requires the Audit Committee’s pre-approval of audit and non-audit services performed by the independent auditor to assure that such services do not impair the auditor’s independence. Unless a type of service has received specific pre-approval by the Audit Committee, the independent auditor may not be engaged to perform the service. Any proposed services exceeding pre-approved cost levels also require specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee pre-approval authority for audit and non-audit services. The Audit Committee may also delegate such pre-approval authority to one or more of its members beyond the Chairman.

          Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in Downey’s Form 10-K filed with the SEC.

Respectfully submitted,

Gerald E. Finnell, Chairman
Michael B. Abrahams
Brent McQuarrie

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COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

          The current members of the Compensation Committee are Michael B. Abrahams, Chair, Cheryl E. Olson and James H. Hunter. The Board has determined that each member of the Compensation Committee is independent under applicable listing standards. The independent directors of the Board have approved a written charter for the Compensation Committee to comply with SEC and NYSE requirements. The charter is available on Downey’s website at www.downeysavings.com by clicking on "Investor Relations" and then "Corporate Governance."

Executive Compensation Philosophy

          The Compensation Committee’s goal is to align compensation programs with the strategic direction of Downey and the Bank and to attract, motivate and retain the best qualified employees. In carrying out its duties, the Compensation Committee evaluates compensation and benefits programs, including both qualified and nonqualified programs, and other benefits programs affecting all employees to ensure they are cost effective, competitive and fair.

          The Compensation Committee periodically compares Downey’s pay policies to peer group institutions. The Compensation Committee strives to implement benefits programs which, based upon competitive and cost considerations, deliver the highest level of value consistent with corporate and shareholder interests. Total compensation (including benefits) is established in the context of overall job responsibilities, achieving corporate performance goals and objectives, individual performance, as well as competitive compensation conditions.

2005 Components of Executive Compensation

          During 2005, the components of the compensation programs included a base salary, a bonus program ("Annual Incentive Plan"), a Deferred Compensation Plan, a Section 125 Cafeteria Plan (i.e., medical, vision, dental and life coverages) and an Employees’ Retirement and Savings Plan (401(k) Plan).

          Base Salary

          During 2005 and early 2006, the Compensation Committee recommended and the independent directors of the Board approved the 2006 base salary of Daniel D. Rosenthal, the President and Chief Executive Officer. For further information regarding Mr. Rosenthal’s 2006 base salary, see the paragraph below under the heading "President and Chief Executive Officer Compensation." The Compensation Committee also recommended and the independent directors of the Board approved the 2006 base salaries of other executive officers in accordance with the Compensation Committee charter. The Compensation Committee based its recommendations on assessment of market conditions and competitive factors, including salary surveys from nationally recognized third parties and salary surveys among the Bank’s competitors.

          Annual Incentive Plan

          During 2005, the Compensation Committee reviewed and the independent directors of the Board approved a 2005 Annual Incentive Plan for Downey. The Compensation Committee established individual performance criteria and Downey’s 2005 approved corporate performance target for net income, which aligned each participant’s compensation with Downey’s approved business plan. During 2005, bonus incentives targeted under the Annual Incentive Plan for the current President (who is also the Chief Executive Officer) were targeted at 120% of the base salary. Other executive officers and eligible participants of Downey and the Bank were targeted at between 10% and 100% of their base salary. Pursuant to the Annual Incentive Plan, those targeted amounts may be adjusted based upon individual and

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corporate performance goals which provide for a potential bonus payment of up to 144% of an individual’s targeted bonus amount. However, to the extent that actual corporate performance was below 80% of the approved corporate performance goal, no bonus amounts were to be paid to participants pursuant to the Annual Incentive Plan.

          During 2005, Downey achieved 120% of its corporate performance target. Based upon 2005 corporate and individual participant performance, bonuses paid, relative to the targeted amounts for all such participants, represented, on average, 129% of the bonus target.

          Deferred Compensation Program

          During 1999, a 1999 Deferred Compensation Program was approved for key management employees and directors. Salary deferred pursuant to the 1999 Deferred Compensation Program earns interest at the current rate paid on one year certificates of deposit. The rate of interest paid in 2005 was 3.10%. Currently, 106 management employees and the directors are eligible to participate in the program. During 2005, 14 management employees elected to defer compensation pursuant to the 1999 Deferred Compensation Program. In November 2005, the independent directors of the Board approved an amendment to the 1999 Deferred Compensation Program designed to cause the Program to comply with newly applicable federal laws.

          Employees’ Retirement and Savings Plan

          The Bank offers to its employees a 401(k) plan. It is called the Downey Savings and Loan Association, F.A. Employees’ Retirement and Savings Plan. Participants are permitted to make contributions on a pre-tax basis, a portion of which is matched by the Bank. For 2005, the Bank contributed $2.1 million as the employer match to the Downey Savings and Loan Association, F.A. Employees’ Retirement and Savings Plan.

          Employee Stock Purchase Plan

          Downey offers its employees participation in Downey’s Employee Stock Purchase Plan. Downey believes that ownership of Downey’s stock by employees will foster greater employee interest in Downey’s success, growth and development and will be to the mutual benefit of the employee and Downey. The Employee Stock Purchase Plan is designed to provide employees a continued opportunity to purchase Downey stock through systematic payroll deductions. Downey bears all costs of administering the Employee Stock Purchase Plan, including broker’s fees, commissions, postage and other costs incurred with stock purchases. If an employee elects to terminate participation in the Employee Stock Purchase Plan, or sells stock acquired through the Employee Stock Purchase Plan, the employee is responsible for the associated costs.

          President and Chief Executive Officer Compensation

          During 2005, Daniel D. Rosenthal served as President and Chief Executive Officer of Downey and the Bank. In accordance with the Annual Incentive Plan, achievement of Downey’s 2005 corporate performance measured by net income and Mr. Rosenthal’s individual performance, the Compensation Committee recommended and the independent directors of the Board approved an incentive compensation payment to Mr. Rosenthal of $950,400, which amount represents 144% of the targeted incentive amount. The Compensation Committee recommended and the independent directors of the Board approved for Mr. Rosenthal a 2006 base salary of $605,000 and target bonus (expressed as a percentage of base salary) of 120%.

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Non-Employee Director Compensation

          During 2005, the Compensation Committee also reviewed director compensation at Downey and comparable financial institutions and trends in director compensation as a result of increased workload and risk under the Sarbanes-Oxley Act of 2002. Based upon its review and analysis, in January and February 2005, the Compensation Committee recommended and the independent directors of the Board approved changes in non-employee director compensation, as described in "Director Compensation" below.

Conclusion

          The Compensation Committee believes that the management team is dedicated to achieving significant improvement in Downey’s long-term financial performance. The Compensation Committee further believes that Downey’s compensation policies are designed to align closely the financial interests of senior executive management with the interests of Downey’s shareholders and, as administered by the Compensation Committee, will enhance management’s efforts in these areas.

Respectfully submitted,

Michael B. Abrahams, Chairman
Cheryl E. Olson
James H. Hunter

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COMPENSATION

Executive Compensation

          The following Summary Compensation Table sets forth all compensation from Downey and its subsidiaries for services rendered during 2005, 2004, and 2003 which was earned, awarded or paid to Downey’s Chief Executive Officer and Downey’s four other most highly compensated executive officers as of the end of 2005 (collectively, the "Named Executives"). Downey did not award any long term stock compensation during the periods presented.

	Annual Compensation			All Other Annual
Name and Principal Position	Year	Salary	Bonus	Compensation (1)

Daniel D. Rosenthal	2005	$550,000	$950,400	$6,300
President and Chief Executive Officer	2004	385,641	691,200	6,150
	2003	350,000	403,200	6,000

Thomas E. Prince	2005	$450,000	$445,500	$6,300
Chief Operating Officer and Chief Financial Officer	2004	343,173	358,875	6,150
	2003	250,000	60,000	6,000

John R. Gatzke	2005	$375,000	$495,000	$6,300
Executive Vice President and Chief Lending Officer	2004	321,586	437,250	6,150
	2003	220,374	211,559	7,500

Cliff J. Piscitelli	2005	$290,000	$382,800	$6,300
Executive Vice President Director, Secondary Marketing	2004	67,397	56,600	----
	2003	78,155	----	$69,308

Edward A. Luther	2005	$215,000	$198,660	$6,300
Senior Vice President Director, Major Loans	2004	202,476	170,080	4,007
	2003	194,688	130,830	4,650

(1) Represents Downey matching contributions to 401(k) program and in the case of Mr. Piscitelli, 2003 amounts include a severance payment ($50,048) and accrued vacation ($15,722) and in the case of Mr. Gatzke and Mr. Luther, 2003 amounts include service awards of $1,500 and $1,000, respectively.

Option/SAR Grants in Last Fiscal Year

          Downey did not grant any options or stock appreciation rights to the Named Executives during 2005.

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Option Exercises and Holdings

          The following table provides information with respect to the Named Executives concerning the exercise of options during 2005 and unexercised options held by the Named Executives as of December 31, 2005:

Aggregated Option Exercises in 2005
and Year-End Option Values

	Number of		Number of	Value of
	Shares		Securities Underlying	Unexercised
	Acquired	Value	Options	In-the-Money Options
Name	on Exercise	Realized	at 12/31/05	at 12/31/05 (1)

Daniel D. Rosenthal	-0-	-0-	29,484	$1,266,412
Thomas E. Prince	-0-	-0-	14,467	621,394

(1) The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 2005 ($68.39 per share) and the exercise price of the options, multiplied by the number of shares subject to the option.

Director Compensation

          Annual Compensation

          In January and February 2005, the Compensation Committee recommended and the Board approved certain increases in non-employee director compensation. The following chart reflects director compensation in effect since January 1, 2005.

Annual retainer to each director	(1)	$36,000
Additional annual retainer to Chair of Downey Board	(2)	2,500
Additional annual retainer to Chair of Bank Board	(2)	2,500
Additional annual retainer to Chair of Audit Committee		30,000
Additional annual retainer to Chair of Compensation
Committee		5,000
Additional annual retainer to Chair of Nominating and
Corporate Governance Committee		5,000
Downey and/or Bank Board meeting fee (per day
– typically both Boards meet on the same day)		3,000
Committee meeting fee (per meeting)		1,000
Committee meeting fee (per day, other than on Board
meeting day)		N/A
DSL Board meeting fee (per day)	(3)	1,000

(1) Each director of Downey is also a director of the Bank. The annual retainer listed is for services on both Boards.
(2) Downey and the Bank’s Chairman has declined to accept the $2,500 per year additional annual retainer from Downey or the Bank.
(3) There is no annual retainer paid to DSL Board members and no DSL Board meeting fee is paid if the meeting is on the same day as a Downey or Bank Board meeting.

          Non-employee directors who review the Thrift Financial Reports and Consolidated Maturity/Rate Schedules required to be filed quarterly with the Office of Thrift Supervision receive a fee of $500 per quarter. Directors are reimbursed for reasonable out-of-pocket expenses and are entitled to receive the same medical coverage benefits provided to the Bank’s employees.

          Employee directors receive no compensation for Board service.

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          For further information regarding payments received by Mr. Smull, see "Transactions with Management and Certain Business Relationships."

          Director Retirement Benefits Plan

          During 2004, the Board approved a revised Director Retirement Benefits Plan (the "DRB Plan"). To be eligible for the DRB Plan benefits, the director must have retired from the Board, not been an employee of Downey or the Bank while a director, and served as a director for a minimum of either three years (if he or she joined the Board before April 23, 2003) or five years (if he or she joined the Board on or after April 23, 2003). The total benefit an eligible director receives under the DRB Plan equals one-third of the months the director served (up to a maximum of 60 months) multiplied by the average monthly director compensation received during the 36 months preceding retirement. The total benefit will be paid to each eligible director or his or her designated beneficiary, in 60 equal monthly installments, without interest, beginning the month after retirement. If a majority interest of Downey’s outstanding stock is transferred or acquired (other than by will or by the laws of descent and distribution), then the entire earned benefit becomes payable immediately, and the three-year (or five year) minimum service requirement does not apply. If a retired director so requests, Downey, at its option, may make a single lump-sum payment of the total benefit. Any such accelerated payment would be discounted to the present value at the interest rate then in effect for the Bank’s two-year certificates of deposit.

          Founder Retirement Agreement

          On December 21, 1989, the Bank entered into a retirement agreement (the "Founder Retirement Agreement") with Mr. McAlister, pursuant to which Mr. McAlister’s compensation was $32,167 per month, which payments commenced upon Mr. McAlister’s retirement as President of DSL Service Company, a subsidiary of the Bank, in 1993. The Founder Retirement Agreement provides for adjustments to compensation payments every three years, based on the Consumer Price Index, as defined under the Founder Retirement Agreement. Pursuant to these adjustments, Mr. McAlister’s compensation was adjusted to $39,210 per month, effective as of July 1, 2003.

          During 2000, in consideration and in recognition of Mr. McAlister having completed more than thirty years of service and his continuing involvement with the growth of Downey and the Bank, the Bank agreed to amend the Founder Retirement Agreement pursuant to which Mr. McAlister and the Bank agreed that Mr. McAlister would be entitled to receive monthly compensation for so long as Mr. McAlister lives but not less than 120 months from June 28, 2000. Thus, the payments will be made to Mr. McAlister’s estate through June 2010 should he die prior to that date. During 2005, Mr. McAlister received $494,869 under the Founder Retirement Agreement. If a majority interest of Downey’s Common Stock is transferred or acquired, then such compensation shall continue as scheduled or, at Downey’s option, a lump-sum payment equal to the then present value of any remaining compensation shall be paid.

Compensation Committee Interlocks and Insider Participation

          The members of Downey’s 2005 Compensation Committee were Michael B. Abrahams, Cheryl E. Olson, and James H. Hunter. During the last fiscal year, no member of the Compensation Committee was an officer or employee of Downey or any of its subsidiaries. As discussed more fully below under the caption "Certain Relationships and Related Transactions – Loans to Management and Directors," which discussion is incorporated herein by reference, the Bank has made various loans to, and DSL has made certain equity investments in real estate ventures associated with, McMillin Companies, LLC, of which Mr. Hunter serves as Executive Vice President of Planning and Acquisition.

          None of Downey’s executive officers has ever served as a director or member of the compensation committee (or other board committee performing equivalent functions) of another entity, in which a member of Downey’s Compensation Committee has served as an executive officer.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT

          The current members of the Nominating and Corporate Governance Committee ("NCGC") are Cheryl E. Olson, Chair, Maurice L. McAlister and Brent McQuarrie. The Board has determined that each member of the NCGC is independent under applicable listing standards. In accordance with SEC and NYSE requirements, the Board has approved (i) a written charter for the NCGC; (ii) corporate governance guidelines; (iii) a code of ethical conduct for directors and financial officers; and (iv) a code of ethical conduct for all employees. Items (i)-(iii) and a summary of item (iv) are available on Downey’s website at www.downeysavings.com by clicking on "Investor Relations" and then "Corporate Governance."

          Nomination of Director Candidates

          The NCGC is primarily responsible for identifying qualified director candidates, including shareholder nominees, and the NCGC considers, among other things, a candidate’s age, diversity, skills, background, experience and ability to represent the long-term interests of shareholders as a whole.

          The NCGC will consider shareholder nominations for director in accordance with Downey’s Bylaws. The nominating shareholder must be eligible to vote for the election of directors at the annual meeting for which the shareholder’s director candidate is nominated. To be timely, a shareholder’s nomination must be delivered to or received at Downey’s principal executive offices not less than 20 days prior to the annual meeting; provided, however, that if Downey gives shareholders less than 30 days’ notice of the date of the annual meeting (which notice must be accompanied by a proxy or information statement which identifies the nominees of the Board), to be timely Downey must receive the shareholder nomination by the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed. Such shareholder’s nomination notice shall set forth as to each director nominee (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; and (iii) such nominee’s written consent to serve as a director, if elected; and as to the shareholder giving the notice (i) the name and address of such shareholder; and (ii) the class and number of shares of Downey which are owned of record by such shareholder.

          At the request of the Board, any person nominated by the Board for election as a director shall furnish to the General Counsel/Corporate Secretary of Downey the information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee together with the required written consents. Ballots bearing the names of all persons nominated by the NCGC and by shareholders shall be provided for use at the annual meeting. If the NCGC fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the Annual Meeting by any shareholder entitled to vote and shall be voted upon. No person shall be elected as a director of Downey unless nominated in accordance with the procedures set forth in this section.

          Downey does not currently employ or pay a fee to any third party to assist in identifying or evaluating director candidates.

          Shareholder-Director Communications

          The Board welcomes communications from shareholders. You may send communications to the Board or any particular directors(s) in care of Downey’s General Counsel/Corporate Secretary, 3501 Jamboree Road, North Tower, Newport Beach, California 92660, who shall forward the communications to the director(s) and may review such communications and distribute a copy to Downey’s senior management.

Respectfully submitted,

Cheryl E. Olson, Chairman
Maurice L. McAlister
Brent McQuarrie

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PERFORMANCE GRAPH

          The table below compares the performance of Downey with that of the S&P 500 composite index and the selected Peer Group. The selected Peer Group is SNL Securities’ Western Thrift Index for 27 publicly traded savings institution holding companies. The following table assumes $100 invested on December 31, 1998 in Downey, the S&P 500 and equally in the companies in the Peer Group, and assumes reinvestment of dividends on a daily basis.

Comparison of 5-year Cumulative Total Return
Downey, S&P 500 Index and Peer Group

	2000	2001	2002	2003	2004	2005

Downey	100.00	75.62	72.08	91.88	107.05	129.22
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
Peer Group	100.00	92.58	105.04	138.03	158.40	172.15

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Certain Business Relationships

          During 2005, employees of Downey and the Bank provided accounting and related services to Maurice L. McAlister, Chairman of Downey’s Board of Directors, certain members of Mr. McAlister’s family and certain of his controlled affiliates. The aggregate value of these services was approximately $74,454. Downey and the Bank have been fully reimbursed for the services provided.

          From time to time, the Bank’s Board has approved having the Bank enter into commercial leases with California partnerships in which Lester C. Smull, a director of Downey and the Bank, is the managing general partner. These commercial leases are for a total of five Bank branches, one each in Huntington Beach, Dana Point, Chino, Simi Valley and Mission Viejo, California, and a branch regional office in Chino, California. The Bank’s aggregate rental obligations on the six leases as of February 2006 is approximately $37,280 per month. Management believes that the terms of the leases, including the monthly rent, are at least as favorable to the Bank as prevailing terms that could be obtained from a non-affiliated person.

Loans to Management and Directors

          The Bank offers loans to directors, officers and employees of Downey, the Bank and their respective subsidiaries. These loans are made in the ordinary course of business and, in the judgment of management, do not involve more than the normal risk of collectability or present other unfavorable features. The loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions involving non-affiliated persons.

          Over a period of approximately 30 years, the Bank has made various loans to Director Smull, in his individual capacity, to the Smull Family Trust and to a number of California partnerships in which Director Smull is a managing general partner. As of December 31, 2005, the Bank had loans outstanding to Director Smull or his related partnerships in an aggregate amount of approximately $21.3 million. Each of the loans to Director Smull or his related partnerships (i) was made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions involving non-affiliated persons; and (ii) did not involve more than the normal risk of collectability or present other unfavorable features.

          The Bank has made various loans to McMillin Companies, LLC, where Director Hunter is Executive Vice President of Planning and Acquisition. As of December 31, 2005, the Bank had loans outstanding to McMillin Companies, LLC and related entities in an aggregate amount of $4.6 million. In addition, DSL has equity investments in real estate ventures associated with McMillin Companies, LLC, specifically (as of December 31, 2005) a $1.3 million investment in Cristal @ Morgan Hill, LLC, a $13.9 million investment in Montevina @ Morgan Hill, LLC, and a $12.0 million investment in Ruffino @ Morgan Hill, LLC. Each of the loans to, and equity investments with, the McMillin-related entities (i) was made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions involving non-affiliated persons; and (ii) did not involve more than the normal risk of collectability or present other unfavorable features.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          At the close of business on February 27, 2006, the record date for the Annual Meeting, there were 27,853,783 shares of Downey’s Common Stock outstanding and entitled to vote, all of one class, and each having one vote. The holders of a majority of the shares outstanding and entitled to vote, either present in person or represented by proxy, constitute a quorum for the Annual Meeting.

Principal Shareholders

          Information concerning the owners of more than 5% of the outstanding Common Stock as of the record date for the Annual Meeting follows:

		Percent of
	Amount/Nature of	Outstanding
Name/Address	Beneficial Ownership	Stock

McAlister Family Trust (1)	5,630,615	20.2%
3501 Jamboree Road
Newport Beach, CA 92660

Jeffrey L. Gendell (2)	2,528,000	9.1%
55 Railroad Ave., 3rd Floor
Greenwich, CT 06830

Goldman Sachs Asset Management, L.P. (3)	1,882,968	6.8%
32 Old Slip
New York, NY 10005

Gerald H. McQuarrie Family Trusts (4)	1,559,891	5.6%
Hawkins, Cloward & Simister
1095 South 800 East, Suite #1
Orem, UT 84097

Aronson & Johnson & Ortiz, LP (5)	1,514,900	5.4%
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

(1) Mr. McAlister with his spouse, Dianne S. McAlister, as Co-trustor and Co-trustee of the McAlister Family Trust, exercise shared voting and investment power over all shares.
(2) Information based upon Schedule 13G/A, filed on February 15, 2006 with the SEC by Jeffrey L. Gendell.
(3) Information based upon Schedule 13G, filed on February 3, 2006 with the SEC by Goldman Sachs Asset Management, L.P.
(4) Oneida B. McQuarrie-Gibson serves as Trustee for the Gerald H. McQuarrie Family Trusts. This figure includes 1,138,086 shares held by the Gerald H. McQuarrie Non-Exempt Marital Trust; 98,379 shares held by OBM-Sandie, Ltd; 92,743 shares held by OBM-Brent, Ltd.; 86,279 shares held by OBM-Scott, Ltd.; 76,150 shares held by the Gerald H. McQuarrie Exempt Marital Trust; 61,038 shares held by the Oneida B. McQuarrie-Gibson Survivors Trust; and 7,216 shares held by the Gerald H. McQuarrie By-Pass Trust.
(5) Information based upon Schedule 13G, filed on February 8, 2006 with the SEC by Aronson & Johnson & Ortiz, LP.
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Equity Compensation Plan Information

          During 1994, Downey adopted an equity compensation plan approved by shareholders as the 1994 Long Term Incentive Plan ("LTIP"), which terminated in 2004. Options granted and outstanding at termination of the LTIP remain exercisable until the specific termination date of the option. The following table summarizes our outstanding options, their weighted average exercise price and number of options available for issuance at year-end 2005.

	Number of Securities		Number of Securities
	to be Issued	Weighted Average	Remaining Available for
	upon Exercise of	Exercise Price of	Future Issuance under
Plan Category	Outstanding Options	Outstanding Options	Equity Compensation Plans

December 31, 2005:
Equity compensation plans approved
by security holders	52,914	$25.44	----
Equity compensation plans not approved
by security holders	----	----	----

Total equity compensation plans	52,914	$25.44	----

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires Downey’s and, as may be determined, the Bank’s and their respective subsidiaries’ executive officers, directors and persons who own more than ten percent (10%) of Downey’s Common Stock, to file with the SEC and the NYSE reports of ownership of Downey securities and changes in reported ownership. Officers, directors and greater than ten percent (10%) shareholders are required by SEC rules to furnish Downey with copies of all Section 16(a) reports they file.

          Based solely on a review of the reports furnished to Downey, or written representations from reporting persons that all reportable transactions were reported, Downey believes that during the period January 1, 2005 to December 31, 2005, Downey’s officers, directors and greater than ten percent (10%) owners timely filed all reports they were required to file under Section 16(a), except that one report, covering a total of one open market purchase transaction by Jaime McQuarrie, the daughter of Director Brent McQuarrie, was not timely reported on SEC Form 4. The transaction was reported as soon as it became known and a SEC Form 4 was filed one day late.

NEW YORK STOCK EXCHANGE CEO CERTIFICATION

          The certification of Downey’s Chief Executive Officer as required by the NYSE listing standards, Section 303A.12(a), was submitted to the NYSE on May 4, 2005.

PROPOSALS OF SHAREHOLDERS

          It is presently anticipated that the 2007 annual meeting of shareholders will be held in April 2007. Shareholders desiring to exercise their rights under the proxy rules to submit shareholder proposals are advised that their proposals must be received by Downey no later than November 11, 2006, in a form that complies with applicable securities laws, in order to be eligible for inclusion in Downey’s proxy statement relating to that meeting. Shareholders desiring to submit proposals pursuant to the proxy rules should submit their proposals to the General Counsel/Corporate Secretary, Downey Financial Corp., 3501 Jamboree Road, Newport Beach, California 92660. In addition, in the event a proposal is not submitted to Downey prior to January 30, 2007, the proxy to be solicited by the Board of Directors for the 2007 annual meeting of shareholders will confer authority on the holders of the proxy to vote the shares in accordance

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with their best judgment and discretion if the proposal is presented at the 2007 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting.

ANNUAL REPORT TO SHAREHOLDERS

          Downey’s Annual Report to Shareholders and Report on Form 10-K, which includes the consolidated financial statements and related notes thereto, accompanies this Proxy Statement.

          Annual Reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports are available free of charge from our internet site, www.downeysavings.com, by clicking on "Investor Relations" located on our home page and proceeding to "Corporate Filings."

          SINGLE COPIES OF DOWNEY’S ANNUAL REPORT TO SHAREHOLDERS, AND REPORT ON FORM 10-K (WITHOUT EXHIBITS) MAY BE OBTAINED, FREE OF CHARGE, UPON WRITTEN REQUEST TO: DOWNEY FINANCIAL CORP., 3501 JAMBOREE ROAD, NEWPORT BEACH, CALIFORNIA 92660, ATTENTION: GENERAL COUNSEL/CORPORATE SECRETARY.

OTHER BUSINESS

Additional Matters

          As of the date of this Proxy Statement, the management of Downey does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment. Additional business may be properly brought before the Annual Meeting by or at the direction of a majority of Downey’s Board.

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Presented by Shareholders

          Pursuant to Downey’s Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at the Annual Meeting as are properly brought before the Annual Meeting. For any new business proposed by management to be properly brought before the Annual Meeting such new business shall be approved by the Board, either directly or through its approval of proxy solicitation materials related thereto, and shall be stated in writing and filed with the General Counsel/Corporate Secretary of Downey at least 60 days before the date of the Annual Meeting, and all business so stated, proposed and filed shall be considered at the Annual Meeting. Any shareholder may make any other proposal at the Annual Meeting and the same may be discussed and considered, but unless properly brought before the Annual Meeting, such proposal shall not be acted upon at the Annual Meeting. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the General Counsel/Corporate Secretary of Downey. To be timely, a shareholder’s notice must be delivered to or received at the principal executive offices of Downey not less than 120 calendar days before the date Downey’s proxy statement is released to shareholders in connection with the previous year’s annual meeting of shareholders, except that, if no annual meeting was held in the previous year or if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. A shareholder’s notice to the General Counsel/Corporate Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting, (ii) the name and address of the shareholder proposing such business, and (iii) the class and number of shares of Downey which are owned of record by the shareholder. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in Downey’s Bylaws.

/s/ JON A. MACDONALD
Jon A. MacDonald
General Counsel/Corporate Secretary

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APPENDIX A

DOWNEY FINANCIAL CORP.
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.          Audit Committee Purpose

          The Audit Committee shall be appointed by the Board of Directors, to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

  Assist Board oversight of the integrity of the financial statements of Downey Financial Corp. and its subsidiaries (individually "DFC" and with DFC’s subsidiaries, collectively called "Downey");
  Assist Board oversight of the independence, qualifications and performance of Downey’s independent auditors, the performance of the internal auditing department, and the internal asset review function;
  Assist Board oversight of Downey’s compliance with legal and regulatory requirements; and
  Prepare any report required by the rules of the United States Securities and Exchange Commission ("SEC") to be included in DFC’s annual proxy statement.

          The Audit Committee shall have the sole authority to appoint or replace the independent auditors, subject to any required shareholder ratification. The Audit Committee may retain, at Downey’s expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. Downey shall provide for appropriate funding, as determined by the Audit Committee, to compensate the independent auditors and any advisors the Audit Committee employs, and to cover ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.          Audit Committee Composition and Meetings

          Audit Committee members shall satisfy the requirements for independence and expertise established by the New York Stock Exchange, Inc., in Rule 10A-3 of the Securities Exchange Act of 1934 ("Exchange Act") and other rules and regulations of the SEC. The Audit Committee shall be comprised of at least three directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by DFC’s Board in its business judgment. At least one member of the Audit Committee shall have accounting or related financial management expertise.

          The Audit Committee shall meet periodically (at least annually) in separate executive sessions with management, the Director of Internal Audit, the Director of Internal Asset Review, the independent auditors, and as a committee to discuss any matters that the Committee or each of those groups believe should be discussed.

III.          Audit Committee Responsibilities and Duties

          The Audit Committee shall:

1.          Meet to review and discuss with management and the independent auditors Downey’s quarterly and annual audited financial statements, including disclosures made in "management’s discussion and analysis of financial condition and results of operations" prior to filing or distribution and recommend to the Board whether the audited financial statements should be included in DFC’s Form 10-K.

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2.          Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

3.          Review major issues regarding accounting principles and financial statement presentations, including any significant changes in Downey’s selection or application of accounting principles, any major issues as to the adequacy of Downey’s internal controls and any special steps adopted in light of any material control deficiencies identified.

4.          Discuss with management and the independent auditors the effect(s) of regulatory and accounting initiatives as well as off-balance sheet structures on Downey’s financial statements.

5.          Discuss DFC’s earnings press releases including the type and presentation of information to be included therein (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies, if any.

6.          Review and discuss quarterly reports from the independent auditors on: significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.          Review the independence and performance of the independent auditors and annually select the independent auditors or approve any discharge of independent auditors when circumstances warrant.

8.          Assume direct responsibility for the compensation and oversee the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for purposes of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Downey by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(I)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit.

9.          Set clear policies for the hiring of employees or former employees of the independent auditors who participated in any capacity in any audit of Downey.

10.          Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.(1)

(1) Statement of Auditing Standards (SAS) No. 61 requires auditors to discuss certain matters with audit committees. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:
  The auditors’ responsibility under Generally Accepted Auditing Standards (GAAS);
  Significant accounting policies;
  Management’s judgments and accounting estimates;
  Significant audit adjustments;
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  Other information in documents containing audited financial statements;
  Disagreements with management – including accounting principles, scope of audit, disclosures;
  Consultation with other accountants by management;
  Major issues discussed with management prior to retention; and
  Difficulties encountered in performing the audit.

11.          Evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether there should be regular rotation of the audit firm itself in order to assure continuing auditor independence. Obtain and review a report from the independent auditors at least annually describing (a) the independent auditors’ internal quality control procedures, (b) any material issues raised by the most recent internal quality control review or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and Downey. Evaluate the qualifications, performance and independence of the independent auditors, taking into account the opinions of management and the internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

12.          Review and discuss with the independent auditors and management guidelines and policies with respect to risk assessment and risk management and financial strength.

13.          Discuss with management and the independent auditors any correspondence with regulators or other governmental agencies and any published reports which raise material issues regarding Downey’s financial statements or accounting policies.

14.          Annually prepare a report to shareholders as required by the SEC to be included in DFC’s annual proxy statement.

15.          Establish procedures for the Audit Committee to receive, retain and address complaints Downey receives regarding accounting, internal accounting controls, or auditing matters, and any confidential, anonymous submissions by Downey employees regarding questionable accounting or auditing matters.

16.          Maintain minutes of meetings and periodically report to the Board.

17.          Evaluate the Audit Committee’s performance annually.

18.          Review with the independent auditors any audit problems or difficulties and management’s response. This review should include any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management. The committee may also review with the auditor: any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to Downey.

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DOWNEY FINANCIAL CORP.

Audit Committee Meeting Agenda Guidelines

Scheduled Meetings
		Apr.	Jul.	Oct.	Jan.-Feb.

I.	Audit Committee Purpose

	Conduct special investigations	*	*	*	*

II.	Audit Committee Composition and Meetings

1.	Assess independence and financial literacy of audit committee				X
2.	Establish number of meetings				X
3.	Audit Committee Chair to establish meeting agenda	X	X	X	X
4.	Enhance financial literacy – update on current financial events	X	X	X	X
5.	Executive session with auditors, internal audit, mgmt., committee	*	*	*	*

III.	Audit Committee Responsibilities and Duties

1.	Review Charter, publish in proxy if necessary or appropriate				X
2.	Meet to review annual financial statements-discuss with mgmt.,				X
auditors
3.	Consider internal controls and financial risks	X	X	X	X
4.	Meet to review quarterly results and findings	X	X	X	X
5.	Recommend appointment of auditors				X
6.	Approve audit fees				X
7.	Discuss auditor independence				X
8.	Review auditor plan				X
9.	Discuss year-end results, SAS 61 report				X
10.	Discuss quality of accounting principles	*	*	*	X
11.	Review internal audit plan				X
12.	Review appointment, performance of Director of Internal Audit				X
13.	Review significant internal audit reports	X	X	X	X
14.	Review legal matters with counsel	*	*	*	X
15.	Prepare report to shareholders				X
16.	Perform other activities as appropriate	*	*	*	*
17.	Maintain minutes and report to Board	X	X	X	X

X= Recommended timing
*= As needed

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DOWNEY FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS - APRIL 26, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder of Downey Financial Corp. ("Downey") hereby nominates, constitutes and appoints Brent McQuarrie and Daniel D. Rosenthal, and each of them, the attorney, agent and proxy of the shareholder, with full power of substitution, to vote all stock of the Downey which the shareholder is entitled to vote at the Annual Meeting of Shareholders of Downey (the "Annual Meeting") to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, on April 26, 2006 at 10:00 a.m., local time, and any adjournments thereof, as fully and with the same force and effect as the shareholder might or could do if personally thereat, as follows:

This proxy will be voted "FOR" the election of all three director nominees and "FOR" the ratification of the appointment of KPMG LLP as auditor for the year 2006 unless authority to do so is withheld.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF SHAREHOLDERS OF

DOWNEY FINANCIAL CORP.

April 26, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.    PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

					FOR	AGAINST	ABSTAIN
1. Elect three Class 2 Directors for terms of three years each:			2.	Ratify the appointment of KPMG LLP as auditors for the year 2006; and	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡Michael B. Abrahams
		¡Cheryl E. Olson	3.	OTHER BUSINESS. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.
☐	WITHHOLD AUTHORITY	¡Lester C. Smull
FOR ALL NOMINEES
☐	FOR ALL EXCEPT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED AT LEFT AND "FOR" PROPOSAL 2. ALL PROPOSALS TO BE ACTED UPON ARE PROPOSALS OF DOWNEY. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

(See instructions below)

The undersigned shareholder hereby ratifies and confirms that Brent McQuarrie, Daniel D. Rosenthal and/or their substitues, shall lawfully act in accordance with this proxy by virtue hereof, and hereby revokes all proxies heretofore given by the shreholder to vote at the Annual Meeting. The shareholder hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

Please check here if you plan to attend the meeting.☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of shareholder		Date:		Signature of Shareholder	Date:
NOTE:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

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NAVIGATION   LINKS

TABLE OF CONTENTS

  PROXY STATEMENT
  RECORD DATE AND VOTING OF SHARES
  VOTING AND REVOCATION OF PROXIES
  SOLICITATION OF PROXIES
  PROPOSAL 1. ELECTION OF DIRECTORS
    Information Concerning Nominees and Directors
    Nominees for Election at this Meeting, as Class 2 Directors with Terms Expiring in 2009
    Class 3 Directors Whose Present Terms Continue until 2007
    Class 1 Directors Whose Present Terms Continue until 2008
  PROPOSAL 2. RATIFY THE APPOINTMENT OF AUDITORS
    Fees
  BOARD COMMITTEES AND MEETING ATTENDANCE
  DIRECTOR INDEPENDENCE
  SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
  EXECUTIVE OFFICERS
  AUDIT COMMITTEE REPORT
    Audit Philosophy
    Communications with Independent Auditors
    Section 404 of the Sarbanes-Oxley Act of 2002
    Pre-Approval Policies and Procedures
  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
    Executive Compensation Philosophy
    2005 Components of Executive Compensation
    Non-Employee Director Compensation
    Conclusion
  COMPENSATION
    Executive Compensation
    Option/SAR Grants in Last Fiscal Year
    Option Exercises and Holdings
    Director Compensation
    Compensation Committee Interlocks and Insider Participation
  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT
  PERFORMANCE GRAPH
  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
    Transactions with Management and Certain Business Relationships
    Loans to Management and Directors
  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    Principal Shareholders
    Equity Compensation Plan Information
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  NEW YORK STOCK EXCHANGE CEO CERTIFICATION
  PROPOSALS OF SHAREHOLDERS
  ANNUAL REPORT TO SHAREHOLDERS
  OTHER BUSINESS
    Additional Matters
    Presented by Shareholders

  APPENDIX A - AUDIT COMMITTEE CHARTER

  Proxy Card